UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2014

DIGITAL CREATIVE DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Utah	0-22315	34-1413104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 Fifth Avenue, 10th Floor, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 247-0581

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.03 Amendments to Articles of Incorporation; Change in Fiscal Year.

On May 1, 2014, the Registrant filed a Press Release announcing that an amendment to the Registrant’s Articles of Incorporation to change the Registrant’s name to Tumbleweed Holdings, Inc. had become effective.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title

99.1	Press Release announcing a change in the Corporation’s name to Tumbleweed Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

DIGITAL CREATIVE DEVELOPMENT CORPORATION

Dated: May 6, 2014

By: /s/ Gary Herman
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Gary Herman
Chief Executive Officer